Better personalized cancer immunotherapies through better neoantigen targeting November 2020

This presentation contains “forward-looking” statements that are within the meaning of federal securities laws and are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, clinical trials and pre-clinical studies, regulatory approval of our product candidates, liquidity position and capital needs, financing plans, industry environment, potential growth opportunities, potential market opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “expects,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or combination of which, could materially affect our results of operations and whether the forward- Disclaimer looking statements ultimately prove to be correct. Factors that may materially affect our results of operations include, among other things, our ability to progress product candidates in preclinical and clinical trials, the ability of ATLAS™ to identify promising oncology vaccine and immunotherapy product candidates, the scope, rate and progress of our preclinical and clinical trials and other research and development activities, anticipated timing of IND applications and new clinical trials, the amount of funds that we may require to conduct our clinical trials for our product candidates, the timing of, and ability to, obtain and maintain necessary regulatory approvals for our product candidates, and those listed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and other filings with the Securities and Exchange Commission (“SEC”). Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. You may get copies of our Annual Report on Form 10-K, Quarterly Report on Form 10-Q and our other SEC filings for free by visiting EDGAR on the SEC website at http://www.sec.gov. 2

Genocea at a glance Revolutionary antigen discovery platform TARGETS MATTER GEN-009 GEN-011 Neoantigen Neoantigen Differentiated vaccine cell therapy clinical-stage immunotherapies Differentiated Ph 1/2a Accruing patients in immune response, clinical Ph 1/2a trial responses 3

ATLAS: high throughput platform harnessing the immune system for true antigen selection Tumor NGS biopsy analysis Unique Bacterial plasmids for vectors Autologous every expressing each dendritic cell candidate candidate neoantigen Autologous T cell Blood sample Only ATLAS can identify InhibigensTM – antigens of CD8+ and/or CD4+ T cells that suppress anti-tumor responses 4

Inhibigen identification and exclusion is critical to ensure therapeutic efficacy 1,600 Adjuvant only 1,000 ) 1,400 Protective vaccine 1. Therapeutic mouse vaccination Adjuvant only 3 ) 3 1,200 Protective vaccine + Inhibigen with a pool of ATLAS-identified 800 Inhibigens + Adjuvant Inhibigens drives tumor 1,000 hyperprogression 600 800 600 400 1 2 400 Tumor volume (mm volume Tumor 200 200 2. The presence of Inhibigens in an (mm volume Tumor 0 otherwise protective mouse vaccine 0 0 3 6 8 10 12 14 16 18 20 22 24 completely abrogates protection 0 6 8 10 12 14 16 18 Day Day anti-PD-1 Treated 3. Checkpoint blockade cannot 1500 Protective Vaccine + anti-PD-1 overcome Inhibigen-mediated Inhibigen + Protective Vaccine ) Inhibigen + Protective Vaccine + anti-PD-1 suppression 3 1000 3 4 4. Inhibigen mechanism-of-action is 500 not associated with increased Tregs Tumor Volume (mm 0 0 4 8 10 12 14 16 18 20 22 Study day 5

ATLAS has powerful advantages over other neoantigen selection and targeting approaches Benefits ATLAS advantages Identifies all true neoantigens: i.e., all surface-presented peptides eliciting anti- tumor T cell responses. Delivers cell therapies and vaccines that minimize tumor escape Enables greater Avoids Inhibigens that may be detrimental to clinical response efficacy Identifies CD4+ and CD8+ T cell neoantigen targets to deliver cell therapies and vaccines that provide a powerful, comprehensive anti-tumor immune response Superior clinical immunogenicity demonstrated by GEN-009’s best-in-class data Enables therapies Can address all HLA types with a single platform and process for all patients Scalable Highly industrialized process 6

GEN-009 Unprecedented immune responses; Neoantigen Vaccine Emerging clinical efficacy 7

Simple, scalable production and delivery 8

GEN-009 Phase 1/2a trial design Part A • Vaccine monotherapy in patients with no evidence of disease • Multiple tumor types with CPI approval • Objectives: safety, immunogenicity • Status: all patients in long-term follow-up • Part B • Combination of GEN-009 and standard-of-care PD-1-based regimens in patients with advanced disease • Objectives: safety, immunogenicity, efficacy • Vaccination contribution to be determined after CPI response established

Strong immune responses and recurrence-free survival in Part A Immune response frequency % neoantigens with immune responses 60% 99% Best peer results1 GEN-009 Achieved in combination Monotherapy with CPI Potential patient benefits Response breadth to prevent tumor escape 0 6 12 18 24 1 Sahin, et al., Nature 2017 (N=8); Ott, et al., Nature 2017 (N=8); Gritstone ESMO Immuno-Oncology Congress Presentation 2019 Last imaging, no measurable disease Median follow up 18.5 months • Results shown represent highest proportion of neoantigen-specific responses in peer publications and presentations Recurrence Second primary unrelated to vaccine 10

GEN-009 Part B is being studied in two distinct patient groups 1. Checkpoint-sensitive / controlled GEN-009 dosing +/- prior therapy SOC and GEN-009 manufacture Biopsy Enroll Progression and GEN-009 dosing salvage treatment 2. Checkpoint-resistant SOC Therapy Melanoma: nivo monotherapy or nivo + ipi RCC: nivo monotherapy or nivo + ipi Urothelial: pembro monotherapy NSCLC: pembro + chemotherapy SCCHN: pembro monotherapy 11

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Compelling signal of response in checkpoint-sensitive patients GEN-009 responses 1 CR and 2 PR of 7 evaluable Overall responses 2/9 (22%) with CR 4/9 (67%) with PR 2/9 (22%) with SD 7/9 (78%) progression-free 13

Early evidence of stabilization in checkpoint-resistant patients Investigator iRECIST read after GEN-009 5/7 disease control 1 patient with possible pseudo-progression 14

GEN-009 continues to demonstrate unparalleled immune responses + + 900 PBMC 900 CD4 350 CD8 ~35,000/million ~30,000/million ~10,000/million 800 IFN-gamma 800 IFN-gamma IFN-gamma 300 TNF-alpha TNF-alpha TNF-alpha 700 cells T 700 cells T + + 250 600 600 500 500 200 400 400 150 300 300 100 200 200 IVS Results (N=10) Cytokine SFU/20,000 PBMC 50 100 100 Cytokine SFU/20,000 CD4 Cytokine SFU/20,000 CD8 0 0 0 screening D50 screening D50 screening D50 Interim proportion of positive peptides CD8+ CD4+ PBMC Total Overall 58% 87% 84% 92% CPI-sensitive 63% 88% 88% 93% CPI-resistant 50% 70% 80% 90% 15

GEN-009: Delivering on the promise of neoantigen therapies Compelling early signal persists with longer follow-up Clear anti-tumor activity “Targets matter” Highly differentiated immunogenicity results Powerful readthrough to GEN-011 ATLAS enables unique breadth and specificity 16

GEN-011 Potential best-in-class solid tumor Neoantigen T cell Therapy adoptive T cell therapy 17

TIL therapy: Current gold standard for solid tumor cell therapy Tumor-infiltrating lymphocyte (TIL) 2,3,4 CAR-T therapy Unproven in solid tumors TCR-transduced (TCR-T) Limited clinical validation HLA-limited Durable efficacy Potential safety concerns1 in checkpoint-refractory patients 1. Linette et al., Blood (2013) 2. Goff et al., JCO (2016) 3. Sarnaik et al., ASCO Annual Meeting (2019) 18 4. Jazaeri et al., ASCO Annual Meeting (2019)

GEN-011: A new category of solid tumor cell therapy: Neoantigen-targeted Peripheral T cells (NPTs) Peripheral blood (leukopak) GEN-011 Up to 30 neoantigens Neoantigen-specific cell expansion in fully closed single-use vessels NPTs: Non-engineered, neoantigen-specific 19

GEN-011 overcomes limitations of other solid tumor cell therapies GEN-011 Advantages Features GEN-011 TIL TCR-T Targets up to 30 neoantigens to limit tumor escape Avoids Inhibigens that may be detrimental to clinical response Greater efficacy Includes CD4+ and CD8+ neoantigen-specific T cells Non-exhausted T cells with potential for superior activity and persistence Broad addressable Can treat all HLA types patient population No extra surgery or viable tumor Simple, scalable, cost- required effective production process No TCR vector design and transduction required 20

GEN-011 provides unparalleled breadth of neoantigen coverage GEN-011 targets up to 30 neoantigens Recent conventional TIL data show responses to an average 89% of 6% of the predicted neoantigens2 Recent selected TIL data show successful amplification to only 4% of antigens included in the process1 GEN-011 NPTs are specific for 89% Recent engineered TCR-T data suggest only up to 3 of all intended neoantigen targets* neoantigen specificities targeted3 *Mean across development runs with cancer patient material 1. Samuel et al., AACR Presentation (April 2020) 3. Cristea et al., 2020 AACR Presentation (April 2020) 2. Creelan et al., AACR Presentation (April 2020) 21

Additionally, GEN-011 delivers billions of NPTs that are: The desired memory phenotype Highly neoantigen-specific 96% Antigen Specific 100 75 50 % Frequency 25 0 Activation Marker 2 Naive Terminal Memory memory (Cm+Em) Activation Marker 1 Powerfully cytolytic against their targets More active and potent compared to TIL 100 25000 Specific Neoantigens 80 Unpulsed Control 20000 60 15000 40 pg/mL γ % Cytotoxicity % 10000 IFN 20 5000 0 1 16:1 8:1 4:1 2:1 1:1 0.5:1 Effector:Target ratio 0 2 GEN-011 TIL1 1. Ritthipichai, SITC 2017 22

Robust and rapidly scalable manufacturing process with fully closed single-use technology Peripheral blood Phenotypic (leukopak) GEN-011 Process cell sort Peripheral blood from every patient, dramatically T cells expanding accessible patient population Up to 30 verified Robust process designed to deliver billions of neoantigens cells for every patient Expansion of neoantigen-specific Modular, rapidly expandable manufacturing cells in fully closed process Monocyte- single-use GRex derived vessels dendritic cells Cost, time-to-delivery expected to be favorable compared to TIL and TCR-T therapy 23

Trial Objectives TITAN trial: Phase 1/2a study of GEN-011 in patients with CPI–resistant solid tumors Targeted indications Cohort A Trial objectives Patients with immune Multiple low dose • Safety responsive tumors that have (up to 12 patients) • Clinical activity not achieved an adequate • No lymphodepletion • ORR response after PD-1 based Low dose IL-2 therapy • • DOR • GEN-011 proliferation Melanoma, NSCLC, SCLC, and persistence SCCHN, UC, RCC, SqCC skin, Cohort B • Tumor T cell SqCCAC Single high dose penetration (up to 12 patients) • Lymphodepletion • High dose IL-2 Accruing patients 24

GEN-011: Transforming neoantigen T cell therapy for solid tumors CD8+ and CD4+ T cells targeting up to 30 neoantigens Peripheral blood enabling greater accessibility, activity and durability Robust and rapidly scalable manufacturing process 25

NASDAQ: GNCA 100 Acorn Park Drive Cambridge, MA 02140 USA +1 617.876.8191 www.genocea.com 26